U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 12, 2002


                                TELS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Utah                      0-12993                  87-0373840
----------------------------    ------------------------       ---------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
   of Incorporation) No.)                                      Identification)

   1750 Yankee Doodle Rd, #202
            Eagan, MN                                        55121
 --------------------------------                         -----------
 (Address of Principal Executive                           (Zip Code)
             Offices)

                                 (651) 681-8408
               --------------------------------------------------
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         The current report on Form 8-K of TELS Corporation, filed on September 27, 2002, is amended to include the unaudited pro forma condensed combined financial statements of TELS Corporation and Strategic Futures and Options, Inc. as of June 30, 2002, which were omitted from the original filing.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro forma financial information.

         The following pro forma financial information is included in this Amendment No. 1, immediately following the signature page.

         Unaudited Pro Forma Condensed Combined Financial Statements of TELS Corporation and Strategic Futures and Options, Inc. as of June 30, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TELS Corporation



Dated: November 26, 2002                        By /s/ Ronald G. Wolfbauer, Jr.
                                                   -----------------------------
                                                   Ronald G. Wolfbauer, Jr.
                                                   President

                                TELS Corporation
                     And Strategic Futures and Options, Inc.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   [Unaudited]

The following unaudited pro forma condensed combined balance sheet aggregates the balance sheet of TELS Corporation (a Utah corporation) ("TELS") and the balance sheet of Strategic Futures and Options, Inc. (a Minnesota corporation) ("Strategic") as of June 30, 2002, accounting for the transaction as a recapitalization of Strategic with the issuance of shares for the net assets of TELS (a reverse acquisition) and using the assumptions described in the accompanying notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2002.

The following unaudited pro forma condensed combined statements of operations combine the results of operations of Strategic for the nine months ended June 30, 2002 and the fiscal year ended September 30, 2001 and the results of operations of TELS for the six months ended June 30, 2002 and the fiscal year ended December 31, 2001 as if the transaction had occurred as of the beginning of each respective period. The results of operations of TELS for the six months ended June 30, 2002 would not have differed materially from the results of operations for the nine months ended June 30, 2002.

The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of TELS and Strategic. These pro forma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                                                        TELS CORPORATION
                                                AND STRATEGIC FUTURES AND OPTIONS
                                           UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                         June 30, 2002




                                                                                     Strategic      Pro Forma
                                                                         TELS         Futures &      Increase          Pro Forma
                              ASSETS                                  Corporation   Options, Inc.   (Decrease)          Combined
                                                                     ------------     ----------   ------------       -----------
Current assets
   Cash                                                              $          -     $      494   $          -       $       494
   Commissions receivable                                                       -         40,362              -            40,362
   Prepaid expenses and other current assets                                    -         10,416              -            10,416
                                                                     ------------     ----------   ------------       -----------
     Total current assets                                                       -         51,272              -            51,272

Property and equipment
   Computer equipment                                                           -            986              -               986
   Less accumulated depreciation                                                -            434              -               434
                                                                     ------------     ----------   ------------       -----------
     Net property, plant and equipment                                          -            552              -               552
                                                                     ------------     ----------   ------------       -----------

                                                                     $          -     $   51,824   $          -       $    51,824
                                                                     ===========      ==========   ===========        ===========

               LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities
   Accounts payable                                                  $    144,436     $   16,477   $          -       $   160,913
   Income taxes payable                                                         -          1,600              -             1,600
   Accrued liabilities                                                     18,333         30,366              -            48,699
                                                                     ------------     ----------   ------------       -----------
     Total current liabilities                                            162,769         48,443              -           211,212

Commitments and contingencies                                                   -              -              -                 -

Shareholder's equity
   Common stock - par value $.02, 50,000,000 shares authorized
     22,691,952 shares issued and outstanding                              83,835              1        370,003  [A]      453,838
                                                                                                             (1) [B]
   Additional paid-in capital                                           4,995,073            999       (370,003) [A]            -
                                                                                                              1  [B]
                                                                                                     (4,626,070) [C]
   Accumulated earnings (deficit)                                      (5,036,848)         2,381      4,421,241  [C]     (613,226)
   Deficit accumulated during the development stage                      (188,829)             -        188,829  [C]            -
   Deferred compensation                                                  (16,000)             -         16,000  [C]            -
                                                                     ------------     ----------   ------------       -----------
     Total shareholder's equity                                          (162,769)         3,381              -          (159,388)
                                                                     ------------     ----------   ------------       -----------

                                                                     $          -     $   51,824   $          -       $    51,824
                                                                     ============     ==========   ============       ===========


                         The accompanying notes are an integral part of the pro forma combined financial statements.

                                                               F-2

                                                        TELS CORPORATION
                                             AND STRATEGIC FUTURES AND OPTIONS, INC.
                                       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
                                    OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002 (TELS)
                                         AND NINE MONTHS ENDED June 30, 2002 (STRATEGIC)



                                                                                      Strategic     Pro Forma
                                                                         TELS         Futures &      Increase         Pro Forma
                                                                      Corporation    Options, Inc.  (Decrease)         Combined
                                                                     ------------    -------------  ----------        -----------
Net sales                                                            $          -     $  187,703                      $   187,703

Operating expenses                                                         86,393        185,274                          271,667
                                                                     ------------     ----------   ------------       -----------

Income (loss) before income taxes                                         (86,393)         2,429              -           (83,964)

Provision for income taxes                                                      -            900                              900
                                                                     ------------     ----------   ------------       -----------

        Net income (loss)                                            $    (86,393)    $    1,529   $          -       $   (84,864)
                                                                     ============     ==========   ============       ===========

Net loss per share - basic and diluted                                                                                $      0.00
                                                                                                                      ===========

Weighted average shares - basic and diluted                                                                            22,691,952
                                                                                                                      ===========


                        The accompanying notes are an integral part of the pro forma combined financial statements.

                                                              F-3

                                                        TELS CORPORATION
                                             AND STRATEGIC FUTURES AND OPTIONS, INC.
                                           UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           YEAR ENDED DECEMBER 31, 2001 (TELS) AND THE
                                       PERIOD FROM JANUARY 22, 2001 (Date of Inception) TO
                                                 SEPTEMBER 30, 2001 (STRATEGIC)



                                                                                      Strategic     Pro Forma
                                                                         TELS         Futures &      Increase         Pro Forma
                                                                      Corporation    Options, Inc.  (Decrease)         Combined
                                                                     ------------    -------------  ----------        -----------
Net sales                                                            $          -    $    80,970                      $    80,970

Operating expenses                                                        108,376         79,417                          187,793
                                                                     ------------     ----------   ------------       -----------

Income (loss) before income taxes                                        (108,376)         1,553              -          (106,823)

Provision for income taxes                                                      -            600                              600
                                                                     ------------     ----------   ------------       -----------

Income (loss) from continuing operations                                 (108,376)           953              -          (107,423)

Income from discontinued operations,
    net of income taxes                                                     5,940                                           5,940
                                                                     ------------     ----------   ------------       -----------

    Net income (loss)                                                $   (102,436)    $      953   $          -       $  (101,483)
                                                                     ============     ==========   ============       ===========

Net loss per share - basic and diluted                                                                                $      0.00
                                                                                                                      ===========

Weighted average shares - basic and diluted                                                                            22,691,952
                                                                                                                      ===========


                        The accompanying notes are an integral part of the pro forma combined financial statements.

                                                              F-4

                                TELS CORPORATION
                     AND STRATEGIC FUTURES AND OPTIONS, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - TELS CORPORATION

TELS Corporation "TELS" - TELS was incorporated under the laws of the State of Utah in February 1981, to design, manufacture and sell telecommunications and call accounting products to hotels, motels and small businesses throughout the United States. As of June 30, 2001, TELS discontinued all of its existing operations. Effective June 27, 2001, TELS transferred its operations to certain shareholders of TELS in exchange for their assumption of TELS' net liabilities.

As a result of TELS' disposition of its operating activities, TELS' does not have any revenue generating activities. TELS is a development stage company and since June 30, 2001, the Company's activities have been limited to organizational matters and seeking out opportunities, including acquisitions.

Strategic Futures and Options, Inc. "Strategic"- Strategic was organized under the laws of the State of Minnesota on January 19, 2001. Strategic's primary business operation includes introducing customer securities and commodities transactions to Man Financial, Inc.

Pro Forma Adjustments - In September 2002, TELS acquired all of the issued and outstanding shares of Strategic in exchange for 18,500,133 shares of previously authorized but unissued common stock of TELS with a par value of $.02. The acquisition has been treated as a recapitalization of Strategic.

NOTE 2 - PRO FORMA ADJUSTMENTS

In July 2001, TELS entered into an Agreement and Plan of Reorganization wherein TELS would acquire 100% of Strategic through the issuance of 18,500,133 shares of restricted common stock in a transaction wherein Strategic will become a wholly-owned subsidiary of TELS. Upon closing of the transaction, the shareholders of Strategic will own approximately 81.5% of the issued and outstanding shares of the Company. Because the shares issued in the transaction represent control of the total shares of the outstanding common stock immediately following the transaction, the transaction has been accounted for as a reverse acquisition.

Pro forma adjustments on the attached financial statements include the following:

         [A] To record the acquisition of Strategic by TELS through the issuance of 18,500,133 shares of common stock. The ownership interests of the former owners of Strategic in the combined enterprise will be greater than that of the ongoing shareholders of TELS and, accordingly, the management of Strategic will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of Strategic, wherein Strategic purchased the net assets of TELS and accounted for the transaction as a "Reverse Acquisition" for accounting purposes.

         [B]    To eliminate the common stock of Strategic in combination.

         [C] To eliminate the accumulated deficit of TELS at the date of acquisition to reflect the purchase by Strategic for accounting purposes and to eliminate the deferred compensation of TELS at the date of acquisition as such deferred compensation was settled at that time.

NOTE 3 - PRO FORMA (LOSS) PER SHARE

The pro forma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though such shares had been outstanding from the beginning of the periods presented.

Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.

                                      F-5